UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2016

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (475) 882-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On October 25, 2016, Hubbell Incorporated (the “Company”) issued a press release announcing results for the third quarter ended September 30, 2016.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated in this Item 2.02 by reference.
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and the exhibit attached hereto, including, without limitation, statements as to management’s good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
99.1	Press Release dated October 25, 2016 pertaining to the financial results of the Company for the third quarter ended September 30, 2016.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Joseph A. Capozzoli
	Name:	Joseph A. Capozzoli
	Title:	Vice President, Controller
Date: October 25, 2016

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION
99.1	Press Release dated October 25, 2016 pertaining to the financial results of the Company for the third quarter ended September 30, 2016.